GOLDMAN SACHS TRUST

Goldman Sachs Structured Domestic Equity Funds

Class A, Class B, Class C, Institutional and Class IR Shares of

Goldman Sachs Balanced Fund

(the “Fund”)

Supplement dated December 1, 2011 to the
Prospectus dated February 28, 2011 (the “Prospectus”)

James Clark, Global Head of Portfolio Construction and Risk Management for the Fixed Income Team, has announced his intention to retire from Goldman Sachs Asset Management, effective December 31, 2011. Effective immediately, Mr. Clark will no longer have portfolio management responsibilities with respect to the Fund.

Accordingly, effective immediately, all references to James Clark are removed from the Prospectus in their entirety.

Additionally, the “Goldman Sachs Balanced Fund—Summary—Portfolio Management—Portfolio Managers” section of the Prospectus is replaced in its entirety with the following:

Portfolio Managers: Katinka Domotorffy, CFA, Chief Investment Officer of Quantitative Investment Strategies, Managing Director, has managed the Fund since 2009 (and will manage the Fund through December 31, 2011); Don Mulvihill, Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Customized Beta Strategies, has managed the Fund since 2006; Monali Vora, CFA, Vice President, has managed the Fund since 2009; Michael Swell, Co-Head of Global Lead Portfolio Management, Managing Director, has managed the Fund since 2010.

This Supplement should be retained with your Prospectus for future reference.

BALPMSTK 12-11